                                                                   EXHIBIT 10.21
                                                                   -------------



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREUNDER OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER HEREOF TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


Void after October 14, 2001                     Right to Purchase 11,765 shares
                                                  of Class A Common Stock of
                                                      NetVantage, Inc.


                                NETVANTAGE, INC.

                              AMENDED AND RESTATED
                         COMMON STOCK PURCHASE WARRANT

     NETVANTAGE, INC., a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, STEPHEN R. RIZZONE or assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from the Company at any time after the date hereof (the "Commencement Date") but before 4:30 p.m., Los Angeles time, on October 14, 2001 (the "Termination Date"), Eleven Thousand, Seven Hundred Sixty-Five (11,765) fully paid and nonassessable shares of Class A Common Stock, $.001 par value per share, of the Company (the "Warrant Stock") upon surrender hereof at the principal office of the Company (with a Subscription form as attached hereto duly executed) and the simultaneous payment of the applicable purchase price described in Section 1.2 hereof (the "Purchase Price per Share"); provided that the number of shares issuable upon the exercise of this Amended and Restated Common Stock Purchase Warrant ("Warrant") is subject to change in accordance with subsections 1.1, 1.2 and 1.3 and Section 3 hereof.

     This Warrant, evidencing the right to purchase an aggregate of 11,765 shares of Warrant Stock, was initially issued pursuant to an interim financing proposal approved by the Board of Directors of the Company on June 6, 1996. The Warrant initially issued has been surrendered by the Holder, and cancelled, in exchange for this Warrant.

A permit for the sale and issuance of this Warrant and the issuance of Warrant Stock upon exercise was not obtained from the Commissioner of Corporations of the State of California by reason of an exemption from such requirement pursuant to Section 25102(f) of the California Corporations Code. ACCORDINGLY, THE PURCHASER AND ANY TRANSFEREE OF THIS WARRANT AND TRANSACTION PURSUANT TO WHICH IT IS ISSUED, SOLD OR TRANSFERRED MUST MEET THE REQUIREMENTS OF SAID SECTION 25102(f) AND/OR SECTION 25104 AND THE RULES PROMULGATED THEREUNDER.
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                        TERMS AND CONDITIONS OF WARRANT

1.   PURCHASE PRICE; EXERCISE OF WARRANT.

     1.1 This Warrant may be exercised by the Holder at any time between the Commencement Date and the Termination Date, in full or from time to time in part, by surrender of this Warrant, together with a duly executed subscription in the form attached hereto, to the Company at its principal office, accompanied by payment in cash or by certified or bank cashiers check payable to the order of the Company in an amount determined by multiplying (i) the number of shares of Warrant Stock being purchased by (ii) the Purchase Price per Share, as such amount may be adjusted from time to time pursuant to Section 3 hereof.

     1.2 The Purchase Price per Share for any exercise of this Warrant to purchase Warrant Stock shall be $3.8125 per Share.

     1.3 In the event that a bank or trust company shall have been appointed as trustee for the Holders of the Warrant pursuant to subsection 3.4, such bank or trust company shall have all the powers and duties of a warrant agent duly appointed, and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor on exercise of this Warrant pursuant to this
Section 1.

2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 20 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which the Holder shall be entitled on such exercise. If this Warrant is exercised with respect to less than all of the Warrant Stock, the Company shall cancel this Warrant and issue and deliver to the Holder a new Warrant document of like tenor covering the Warrant Stock not purchased. This Warrant shall be exercisable only for a whole number of shares of Warrant Stock.

3.   ADJUSTMENT FOR CERTAIN EVENTS.

     3.1  Reorganization, Consolidation, Merger or Sale.  If the Company after
          ---------------------------------------------
the date of this Warrant shall (a) effect a reorganization, (b) consolidate with or merge into any other entity, or (c) transfer all or substantially all of its properties or assets to any other person or entity under any plan or arrangement contemplating the dissolution of the Company within 24 months from the date of such transfer, then, in each such case, the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto.

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     3.2  Distributions Other Than Dividends from Surplus.  In case at any time
          -----------------------------------------------
after the date of this Warrant, the holders of Class A Common Stock shall have received, without payment therefor, (i) other or additional stock or other securities or property (other than cash) by way of dividend, or (ii) cash paid or payable except out of earned surplus as at the close of the fiscal year immediately preceding the date thereof, then in each case the Holder, upon exercise hereof shall be entitled to receive the amount of stock and other securities and property or cash which the Holder would hold on the date of such exercise if on the date hereof he or she had been a holder of record of the number of shares of Class A Common Stock called for on the face of this Warrant and had thereafter, during the period from the date of this Warrant to and including the date of such exercise, retained such shares and all other securities and property receivable by him or her during such period, giving effect to all adjustments called for during such period.

     3.3  Stock Dividends.  In case the Company shall declare any dividend, or
          ---------------
make any other distribution, on or in respect of any stock of the Company of any class, which dividend or distribution is payable or paid in Class A Common Stock, such declaration or other distribution shall be deemed to be a distribution without consideration and the number of shares issuable upon exercise of this Warrant shall thereupon be adjusted in the manner described in subsection 3.2 to reflect such issue of shares.

     3.4  Dissolution or Sale of All Assets.  In the event of any dissolution of
          ---------------------------------
the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holders after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in Los Angeles County, California, as trustee for the Holder or Holders.

     3.5  Continuation of Warrant.  Upon occurrence of any of the events
          -----------------------
described in this Section 3 which result in an adjustment, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation or effective date of such transaction or event, and shall be binding upon the issuer of any such stock or other securities received pursuant thereto including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4 hereof.

4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Warrant Stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Warrant Stock on the exercise of all Warrants from time to time outstanding, or (c) will not transfer all or substantially all of its properties and assets to any other person or entity or permit a consolidation with or merger into the Company (if the Company is not the surviving entity), unless the surviving entity shall expressly assume in writing and will be bound by all the terms of the Warrant.

5.   NOTIFICATION OF CORPORATE ACTIONS.  In the event of:

     (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock or any other securities or property, or to receive any other right, or

     (b) any capital reorganization, voluntary or involuntary dissolution, or liquidation of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of the Company with or into, any other person, or

     (c) any proposed issue or grant of the Company of any of its securities, or rights to acquire any of its securities (other than the issuance of Warrant Stock upon exercise of the Warrant), in each case at a price less than the fair market value thereof, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if fixed, as of which the holders of record of Warrant Stock or other capital stock of the Company shall be entitled to exchange their securities of the Company for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

6. NO RIGHTS AS STOCKHOLDER. Holder shall have no rights as a stockholder with respect to the Shares covered by any installment of this Warrant until the effective date of issuance of the Shares following exercise of this Warrant, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 3 hereof.

7. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Warrant Stock from time to time issuable on the exercise of the Warrant.

8. EXCHANGE OF WARRANT. On surrender for exchange of the Warrant properly endorsed to the Company, the Company at its expense will issue and deliver to or on the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may direct calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant (or any warrant issued in respect of the Warrant) so surrendered.

9. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant (or any warrant issued in respect of the Warrant) and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver in lieu thereof, a new Warrant of like tenor.

10. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement or notification of a valid exemption thereto, in either case under the Securities Act of 1933, covering the disposition of the Warrant or Warrant Stock for which the Warrant is exercisable, the Holder will not sell or transfer any or all of such Warrant or Warrant Stock, as the case may be, without first providing the Company with a satisfactory opinion of counsel to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, and the Holder consents to the Company's making a notation on its records or giving instructions to any transfer agent of the Warrant or such Warrant Stock in order to implement such restriction on transferability.

11. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

12. NOTICES. All notices and other communications from the Company to the Holder shall be mailed by first class, registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until such Holder furnishes to the Company a new address or address of a new Holder, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

13. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with its laws and subject to the exclusive jurisdiction of the courts therein. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

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14.  ENTIRE UNDERSTANDING.  This Warrant sets forth the entire understanding between the Company and the Holder (or any other party claiming rights hereunder) and there are no other agreements, understandings or restrictions between the parties other than those set forth herein with respect to the subject matter hereof.

15. COMMENCEMENT AND EXPIRATION OF EXERCISE RIGHTS. This Warrant shall become exercisable as of the Commencement Date. The right to exercise this Warrant shall expire at 4:30 p.m., Los Angeles time, on October 14, 2001 (Termination
Date).

          IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Common Stock Purchase Warrant as of April 22, 1997.

"Company"                                  NETVANTAGE, INC.

                                               /s/ THOMAS G. IWANSKI
(Corporate Seal)                           By: _______________________________
                                               Thomas G. Iwanski, Secretary


"Holder"

                                               /s/ STEPHEN R. RIZZONE
                                               _______________________________
                                                STEPHEN R. RIZZONE

                               SUBSCRIPTION FORM
                 (To be executed only upon exercise of Warrant)

     The undersigned, the Holder of the within Warrant, irrevocably exercises this Warrant and purchases _____ of the _______ shares of Class A Common Stock of NETVANTAGE, INC. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

Dated:

                         __________________________________________
                                    Stephen R. Rizzone

                         __________________________________________
                                     Street Address

                         __________________________________________
                         City            State             Zip Code


                                 _____________


                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED the undersigned registered owner of this NETVANTAGE, INC. Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the Warrant, with respect to the number of shares of Class A Common Stock set forth below:

Name of Assignee        Address                    No. of Shares
----------------        -------                    -------------



and does hereby irrevocably constitute and appoint ___________________________ Attorney to make such transfer on the books of NETVANTAGE, INC. maintained for the purpose, with full power of substitution in the premises. I represent and warrant that each of such transferees meets the requirements of Section 25102(f) or Section 25104 of the California Corporations Code and rules promulgated thereunder.

Dated:

                         By: _________________________________________
                            Stephen R. Rizzone

                         _____________________________________________
                                       (Witness)